Supplement to the Current Prospectus

MFS(R) Floating Rate High Income Fund

The fund is no longer classified as a non-diversified fund.

The following paragraph of the sub-section "Principal Investment Strategies" under the main heading "Risk Return Summary" is hereby deleted in its entirety:

The fund is a non-diversified fund. This means that MFS may invest a relatively high percentage of the fund's assets in a single issuer or a small number of issuers.

The paragraph entitled "Non-Diversification Risk" in the sub-section "Principal Risks" under the main heading "Risk Return Summary" is hereby deleted in its entirety.

The following sub-section entitled "Special Servicing Agreement" is added to the end of the section entitled "Management of the Fund":

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, each MFS Fund-of-Funds and the fund, the fund pays a portion of the transfer agent-related expenses of each MFS Fund-of-Funds, including sub-accounting fees payable to financial intermediaries, to the extent such payments are less than the amount of benefits realized or expected to be realized by the fund from the investment in the fund by the MFS Fund-of-Funds.


                 The date of this supplement is October 1, 2008.